PROSPECTUS

JANUARY 28, 2014

as Supplemented June 23, 2014 and October 7, 2014

	Class I	Class II
Oakmark Fund	OAKMX	OARMX
Oakmark Select Fund	OAKLX	OARLX
Oakmark Equity and Income Fund	OAKBX	OARBX
Oakmark Global Fund	OAKGX	OARGX
Oakmark Global Select Fund	OAKWX	OARWX
Oakmark International Fund	OAKIX	OARIX
Oakmark International Small Cap Fund	OAKEX	OAREX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

TABLE OF CONTENTS

OAKMARK FUND	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategy	2
Principal Investment Risks	3
Performance Information	4
Investment Adviser	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
OAKMARK SELECT FUND	7
Investment Objective	7
Fees and Expenses of the Fund	7
Principal Investment Strategy	8
Principal Investment Risks	9
Performance Information	10
Portfolio Managers	11
Purchase and Sale of Fund Shares	12
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
OAKMARK EQUITY AND INCOME FUND	13
Investment Objective	13
Fees and Expenses of the Fund	13
Principal Investment Strategy	14
Principal Investment Risks	15
Performance Information	18
Purchase and Sale of Fund Shares	20
Tax Information	20
Payments to Broker-Dealers and Other Financial Intermediaries	21

OAKMARK GLOBAL FUND	22
Investment Objective	22
Fees and Expenses of the Fund	22
Principal Investment Strategy	23
Principal Investment Risks	24
Performance Information	26
Investment Adviser	27
Portfolio Managers	27
Purchase and Sale of Fund Shares	27
Tax Information	28
Payments to Broker-Dealers and Other Financial Intermediaries	28
OAKMARK GLOBAL SELECT FUND	29
Investment Objective	29
Fees and Expenses of the Fund	29
Principal Investment Strategy	30
Principal Investment Risks	31
Performance Information	33
Investment Adviser	34
Portfolio Managers	34
Purchase and Sale of Fund Shares	34
Tax Information	35
Payments to Broker-Dealers and Other Financial Intermediaries	35
OAKMARK INTERNATIONAL FUND	36
Investment Objective	36
Fees and Expenses of the Fund	36
Principal Investment Strategy	37
Principal Investment Risks	38
Performance Information	40
Investment Adviser	41
Portfolio Managers	41
Purchase and Sale of Fund Shares	41
Tax Information	41
Payments to Broker-Dealers and Other Financial Intermediaries	41
OAKMARK INTERNATIONAL SMALL CAP FUND	42
Investment Objective	42
Fees and Expenses of the Fund	42
Principal Investment Strategy	43
Principal Investment Risks	44
Performance Information	47
Investment Adviser	48
Portfolio Managers	48
Purchase and Sale of Fund Shares	48
Tax Information	48
Payments to Broker-Dealers and Other Financial Intermediaries	48

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES	49
Investment Objectives	49
Principal Investment Strategies	49
Risk Factors	53
Portfolio Holdings Disclosure	57
MANAGEMENT OF THE FUNDS	58
INVESTING WITH THE OAKMARK FUNDS	60
Eligibility to Buy Shares	60
Types of Accounts – Class I Shares	61
Types of Accounts – Class II Shares	62
Investment Minimums	62
Share Price	62
General Purchasing Policies	64
General Redemption Policies	65
HOW TO BUY CLASS I SHARES	68
HOW TO REDEEM CLASS I SHARES	73
Signature Guarantee	76
Small Account Fee Policy	76
Small Account Redemption	76
SHAREHOLDER SERVICES	77
Class I Shareholders	77
Class II Shareholders	79
Expenses	79
DISTRIBUTIONS AND TAXES	80
Distributions	80
Taxes	80
FINANCIAL HIGHLIGHTS	83
NOTES:

(This page left blank intentionally.)

OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.81%	0.81%
Distribution (12b-1) fees	None	None
Other expenses	0.14%	0.42%
Total Annual Fund Operating Expenses	0.95%	1.23%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$97	$125
3 Years	303	390
5 Years	525	676
10 Years	1,166	1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies. The Fund generally invests in the securities of larger capitalization companies. The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may

THE OAKMARK FUNDS

consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value

PROSPECTUS

stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's average annual returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2004, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 23.2%, during the quarter ended June 30, 2009
• Lowest quarterly return: -23.0%, during the quarter ended December 31, 2008

THE OAKMARK FUNDS

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Oakmark Fund – Class I
Return before taxes	37.29%	22.39%	8.81%
Return after taxes on distributions	35.78%	21.91%	8.25%
Return after taxes on distributions and sale of Fund shares	22.23%	18.46%	7.20%
Oakmark Fund – Class II
Return before taxes	36.92%	22.05%	8.48%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	32.39%	17.94%	7.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Oakmark Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA and Kevin G. Grant, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since 2000. Mr. Grant is a portfolio manager and analyst of the Adviser. He joined the Adviser in 1988 and has managed the Fund since 2000.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

PROSPECTUS

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

INVESTMENT OBJECTIVE

Oakmark Select Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.88%	0.88%
Distribution (12b-1) fees	None	None
Other expenses	0.13%	0.45%
Total Annual Fund Operating Expenses	1.01%	1.33%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$103	$135
3 Years	322	421
5 Years	558	729
10 Years	1,236	1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may also be invested in a particular sector or industry. The Fund generally invests in the securities of large- and mid-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described

THE OAKMARK FUNDS

above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value

PROSPECTUS

stocks may fall out of favor with investors and underperform growth stocks during given periods.

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified fund's shares. The Fund could hold as few as twelve securities, but generally will have approximately twenty securities in its portfolio. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Mid Cap Securities Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, and may be more susceptible to particular economic events or competitive factors than large capitalization companies. The securities of mid cap companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

THE OAKMARK FUNDS

Since 2004, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 25.7%, during the quarter ended June 30, 2009
• Lowest quarterly return: -20.2%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Select Fund – Class I
Return before taxes	36.52%	24.00%	7.70%
Return after taxes on distributions	34.81%	23.32%	6.92%
Return after taxes on distributions and sale of Fund shares	22.02%	19.91%	6.31%
Select Fund – Class II
Return before taxes	36.09%	23.68%	7.41%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	32.39%	17.94%	7.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Select Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA, Anthony P. Coniaris, CFA and Thomas W. Murray manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception. Mr. Coniaris is a portfolio manager and analyst of the Adviser. He joined

PROSPECTUS

the Adviser in 1999 and has managed the Fund since January 2013. Mr. Murray is a Vice President, Director of U.S. Research, portfolio manager and analyst of the Adviser. He joined the Adviser in 2003 and has managed the Fund since January 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK FUNDS

OAKMARK EQUITY AND
INCOME FUND

INVESTMENT OBJECTIVE

Oakmark Equity and Income Fund seeks income and preservation and growth of capital.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.66%	0.66%
Distribution (12b-1) fees	None	None
Other expenses	0.11%	0.44%
Total Annual Fund Operating Expenses	0.77%	1.10%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$79	$112
3 Years	246	350
5 Years	428	606
10 Years	954	1,340

PROSPECTUS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of U.S. equity and debt securities (although the Fund may invest up to 35% of its total assets in equity and debt securities of non-U.S. issuers). The Fund is intended to present a balanced investment program between growth and income by investing approximately 40-75% of its total assets in common stock, including securities convertible into common stock, and up to 60% of its assets in U.S. government securities and debt securities, including inflation-indexed securities, rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. or by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies. The Fund also may invest up to 20% of its total assets in unrated or below investment grade rated debt securities, sometimes called junk bonds. The types of equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The types of debt securities in which the Fund may invest include debt securities of both governmental and corporate issuers. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

THE OAKMARK FUNDS

Key Tenets of the Oakmark Investment Philosophy—Equity Portion of the Fund:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its equity investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular sector or industry.

The proportion of the Fund held in debt securities will vary in light of the Adviser's view of the attractiveness of debt securities. In times when the Adviser believes equities provide above average absolute value, the proportion of the Fund allocated to fixed income will decline. In selecting debt securities, the Adviser considers many factors, including among other things, quality, yield-to-maturity, liquidity, current yield and call risk. The Adviser believes the role of fixed income investments in the Fund is to help buffer the volatility of the Fund's equity portfolio and generate income.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your

PROSPECTUS

investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Small and Mid Cap Securities Risk. Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry

THE OAKMARK FUNDS

changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Debt Securities Risk. Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell such security at an advantageous time or price. The Fund's investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities. Sovereign debt instruments, including U.S. and non-U.S. debt instruments, are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its debt. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected. Below investment grade securities (commonly referred to as junk bonds) are regarded as having predominately speculative characteristics and may be more susceptible to credit, interest rate or liquidity risk than a debt security rated investment grade.

Inflation-Indexed Securities Risk. The principal value of an investment by the Fund is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of

PROSPECTUS

inflation indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Investments in securities issued by entities domiciled in the United States also may be subject to many of these risks.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

THE OAKMARK FUNDS

Since 2004, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 10.6%, during the quarter ended September 30, 2009
• Lowest quarterly return: -12.8%, during the quarter ended September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Equity and Income Fund – Class I
Return before taxes	24.25%	12.34%	8.35%
Return after taxes on distributions	21.94%	11.62%	7.54%
Return after taxes on distributions and sale of Fund shares	15.56%	9.93%	6.79%
Equity and Income Fund – Class II
Return before taxes	23.83%	11.98%	8.02%
Lipper Balanced Funds Index (does not reflect the deduction of fees, expenses or taxes)	16.39%	12.62%	6.19%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	32.39%	17.94%	7.41%
Barclays U.S. Government/Credit Index (does not reflect the deduction of fees, expenses or taxes)	-2.36%	4.40%	4.52%

Lipper Balanced Funds Index is an index of the thirty largest balanced funds tracked by Lipper, Inc. All returns reflect reinvested dividends. This information shows how the Fund's returns compare with the returns of an index comprised of the thirty largest balanced funds tracked by Lipper, Inc.

The S&P 500 Index is a widely quoted, unmanaged, market weighted index that includes 500 of the largest publicly traded companies in the U.S. All returns reflect reinvested dividends. This information shows how the Fund's returns compare with a broad-based securities market index.

The Barclays U.S. Government & Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal

PROSPECTUS

to one year. This information shows how the Fund's returns compare with a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Equity and Income Fund.

PORTFOLIO MANAGERS

Clyde S. McGregor, CFA, M. Colin Hudson, CFA, Matthew A. Logan, CFA and Edward J. Wojciechowski, CFA manage the Fund's portfolio. Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since its inception. Mr. Hudson is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since April 2013. Mr. Logan is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2006 and has managed the Fund since April 2013. Mr. Wojciechowski is a portfolio manager, analyst and director of fixed income of the Adviser. He joined the Adviser in 2005 and has managed the Fund since April 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

THE OAKMARK FUNDS

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROSPECTUS

OAKMARK GLOBAL FUND

INVESTMENT OBJECTIVE

Oakmark Global Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.97%	0.97%
Distribution (12b-1) fees	None	None
Other expenses	0.16%	0.51%
Total Annual Fund Operating Expenses	1.13%	1.48%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$115	$151
3 Years	359	468
5 Years	622	808
10 Years	1,375	1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

THE OAKMARK FUNDS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

Key Tenets of the Oakmark Investment Philosophy

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors

PROSPECTUS

or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred

THE OAKMARK FUNDS

stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Investments in securities issued by entities domiciled in the United States also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Small and Mid Cap Securities Risk. Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry

PROSPECTUS

changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's average annual returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2004, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 29.5%, during the quarter ended June 30, 2009
• Lowest quarterly return: -24.1%, during the quarter ended December 31, 2008

THE OAKMARK FUNDS

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Global Fund – Class I
Return before taxes	34.12%	18.23%	9.45%
Return after taxes on distributions	32.45%	17.86%	8.71%
Return after taxes on distributions and sale of Fund shares	20.07%	14.82%	7.86%
Global Fund – Class II
Return before taxes	33.67%	17.83%	9.08%
MSCI World Index (does not reflect the deduction of fees, expenses or taxes)	26.68%	15.02%	6.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Global Fund.

PORTFOLIO MANAGERS

Clyde S. McGregor, CFA and Robert A. Taylor, CFA manage the Fund's portfolio. Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since 2003. Mr. Taylor is the Director of International Research, Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1994 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The Fund is closed to most new investors as of the close of business on October 10, 2014. See "ELIGIBILITY TO BUY SHARES" in the Fund's prospectus for new account eligibility criteria. The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

PROSPECTUS

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK FUNDS

OAKMARK GLOBAL SELECT FUND

INVESTMENT OBJECTIVE

Oakmark Global Select Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.96%	0.96%
Distribution (12b-1) fees	None	None
Other expenses	0.19%	0.44%
Total Annual Fund Operating Expenses	1.15%	1.40%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$117	$143
3 Years	365	443
5 Years	633	766
10 Years	1,398	1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry. Typically, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies (unless Harris Associates L.P., the Fund's investment adviser (the "Adviser"), deems market conditions and/or company valuations less favorable to non-U.S. companies, in which case the Fund will invest at least 30% of its total assets in securities of non- U.S. companies). There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund generally invests in the securities of larger capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

THE OAKMARK FUNDS

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the

PROSPECTUS

individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Investments in securities issued by entities domiciled in the United States also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund

THE OAKMARK FUNDS

because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified fund's shares. The Fund could hold as few as twelve securities, but generally will have approximately twenty securities in its portfolio. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2007, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 26.6%, during the quarter ended June 30, 2009
• Lowest quarterly return: -16.3%, during the quarter ended December 31, 2008

PROSPECTUS

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	Since Class I Inception (10/2/06)
Global Select Fund – Class I
Return before taxes	33.80%	21.64%	9.40%
Return after taxes on distributions	33.07%	21.43%	8.91%
Return after taxes on distributions and sale of Fund shares	19.79%	17.83%	7.44%
MSCI World Index (does not reflect the deduction of fees, expenses or taxes)	26.68%	15.02%	4.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Global Select Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA and David G. Herro, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception. Mr. Herro is Chief Investment Officer of International Equity, Vice President and a portfolio manager of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

THE OAKMARK FUNDS

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROSPECTUS

OAKMARK INTERNATIONAL FUND

INVESTMENT OBJECTIVE

Oakmark International Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.81%	0.81%
Distribution (12b-1) fees	None	None
Other expenses	0.17%	0.53%
Total Annual Fund Operating Expenses	0.98%	1.34%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$100	$136
3 Years	312	425
5 Years	542	734
10 Years	1,201	1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

THE OAKMARK FUNDS

are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside of the U.S. There are no geographic limits on the Fund's non-U.S. investments. The Fund may invest in securities of large-, mid-, and small- capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As

PROSPECTUS

part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

THE OAKMARK FUNDS

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks, thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Small and Mid Cap Securities Risk. Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

PROSPECTUS

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2004, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 33.2%, during the quarter ended June 30, 2009
• Lowest quarterly return: -21.4%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
International Fund – Class I
Return before taxes	29.34%	21.14%	10.50%
Return after taxes on distributions	28.44%	20.91%	9.54%
Return after taxes on distributions and sale of Fund shares	17.23%	17.47%	8.76%
International Fund – Class II
Return before taxes	28.96%	20.82%	10.15%
MSCI World ex U.S. Index (does not reflect the deduction of fees, expenses or taxes)	21.02%	12.49%	7.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans,

THE OAKMARK FUNDS

education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the International Fund.

PORTFOLIO MANAGERS

David G. Herro, CFA and Robert A. Taylor, CFA are the portfolio managers of the Fund. Mr. Herro is Chief Investment Officer of International Equity, Vice President and a portfolio manager of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception. Mr. Taylor is Director of International Research, Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1994 and has managed the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The Fund is closed to most new investors. See "ELIGIBILITY TO BUY SHARES" in the Fund's prospectus for new account eligibility criteria. The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROSPECTUS

OAKMARK INTERNATIONAL
SMALL CAP FUND

INVESTMENT OBJECTIVE

Oakmark International Small Cap Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2%	2%
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	1.11%	1.11%
Distribution (12b-1) fees	None	None
Other expenses	0.24%	0.53%
Total Annual Fund Operating Expenses	1.35%	1.64%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$137	$167
3 Years	428	517
5 Years	739	892
10 Years	1,624	1,944

THE OAKMARK FUNDS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($12.4 billion as of December 31, 2013).

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

PROSPECTUS

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by the Fund. The Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to seventy stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular region, sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

THE OAKMARK FUNDS

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks, thirty to seventy rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may result in the Fund experiencing rapid and extreme value changes due to

PROSPECTUS

currency controls; different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Small Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. Therefore, when purchasing and selling smaller cap securities, the Fund may experience higher transactional costs due to the length of time that might be needed to purchase or sell such securities. Additionally, if the Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. Smaller companies also may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

THE OAKMARK FUNDS

PERFORMANCE INFORMATION

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. This information can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The information illustrates the volatility of the Fund's historical returns and shows how the Fund's annual average returns compare with a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2004, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 43.7%, during the quarter ended June 30, 2009
• Lowest quarterly return: -27.3%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
International Small Cap Fund – Class I
Return before taxes	27.68%	20.78%	10.44%
Return after taxes on distributions	26.39%	20.52%	8.96%
Return after taxes on distributions and sale of Fund shares	16.11%	17.12%	8.73%
International Small Cap Fund—Class II
Return before taxes	27.24%	20.43%	10.22%
MSCI World ex U.S. Small Cap Index	25.55%	18.45%	9.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PROSPECTUS

After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the International Small Cap Fund.

PORTFOLIO MANAGERS

David G. Herro, CFA and Michael L. Manelli, CFA manage the Fund's portfolio. Mr. Herro is Chief Investment Officer of International Equity, Vice President and a portfolio manager of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception. Mr. Manelli is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since May 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The Fund is closed to most new investors as of the close of business on October 10, 2014. See "ELIGIBILITY TO BUY SHARES" in the Fund's prospectus for new account eligibility criteria. The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THE OAKMARK FUNDS

HOW THE FUNDS PURSUE THEIR
INVESTMENT OBJECTIVES

INVESTMENT OBJECTIVES

Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund") and Oakmark International Small Cap Fund ("International Small Cap Fund") seek long-term capital appreciation. Oakmark Equity and Income Fund ("Equity and Income Fund") seeks income and preservation and growth of capital.

Change in Objective

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least thirty days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Philosophy

The Oakmark Funds (the "Funds") use a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's intrinsic or true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes:

•  free cash flows and intelligent investment of excess cash;

•  earnings that are growing and are reasonably predictable; and

•  high level of company management ownership.

PROSPECTUS

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

Process

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely on recommendations generated by "Wall Street." As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's perceived true business value. Once the Adviser determines that a stock is selling at a significant discount and that the company may have the additional qualities mentioned above, the Adviser may consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

Bottom-Up Investment Process

All portfolio managers at the Adviser strive to abide by a consistent philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by

THE OAKMARK FUNDS

stock basis from the bottom up. The following chart illustrates this bottom-up process:

Managing Risk

The Adviser tries to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to the companies' intrinsic value. The Adviser seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

For Equity and Income Fund, the Adviser attempts to manage the risks of investing in debt by conducting independent evaluations of the creditworthiness of the debt securities and their issuers and by actively managing the debt's average duration in anticipation of interest rate changes.

Furthermore, for Global Fund, Global Select Fund, International Fund and International Small Cap Fund, the Adviser attempts to manage some of the risks of investing in securities of non-U.S. issuers by considering the relative political and economic stability of a company's home country, the company's ownership structure, and the company's accounting practices.

Equity Securities

The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the company.

Debt Securities

Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may invest up to 25% of its total assets (each, valued at the time of investment), and each of International Fund and International Small Cap Fund may invest up to 10% of its total assets (each, valued at the time of investment) in debt securities. Equity and Income Fund may invest up to 60% of its assets in debt securities rated at the time

PROSPECTUS

of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies ("S&P"). Each Fund (other than Equity and Income Fund) may invest in debt securities that are rated below investment grade (commonly called junk bonds), with no minimum rating requirement for the debt securities in which those Funds may invest. Equity and Income Fund may invest up to 20% of its total assets in debt securities that are unrated or rated below investment grade. Descriptions of the ratings used by S&P and Moody's are included in Appendix A to the Statement of Additional Information.

Portfolio Structure

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on Fund performance; therefore, the portfolio of each Fund, except International Small Cap Fund, Select Fund and Global Select Fund, typically holds thirty to sixty stocks rather than hundreds. International Small Cap Fund typically holds thirty to seventy stocks rather than hundreds. Select Fund and Global Select Fund each generally holds approximately twenty stocks in its portfolio. The Funds may invest in small-, mid-, and large-capitalization companies, but Select Fund generally invests in securities of large- and mid-capitalization companies, and Oakmark Fund and Global Select Fund generally invest in securities of larger capitalization companies.

The Adviser's value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes three to five years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

Investment Techniques

Each of the Funds may employ the following techniques in pursuing the principal investment strategies described above.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or

THE OAKMARK FUNDS

anticipated portfolio security position that is denominated or quoted in a particular currency or that is exposed to foreign currency fluctuations. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that a Fund's hedging strategy will be successful.

Short-Term Investments. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion also may invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investments. In response to adverse market, economic, political, or other unusual conditions, a Fund may utilize a temporary defensive investment strategy by holding cash (U.S. dollars, foreign currencies, or multinational currency units) or investing without limitation in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth on other securities that may be owned by the Fund. During periods when the Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

RISK FACTORS

In addition to the risks described in each Fund's summary section, you may be subject to the following principal risks if you invest in any of the Funds:

General Risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

Small and Mid Cap Securities Risk (a principal risk for Select Fund, Equity and Income Fund, Global Fund, International Fund and International Small Cap

PROSPECTUS

Fund). During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large cap companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large cap companies.

Small and mid cap companies, as compared to larger cap companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Non-U.S. Securities Risk (a principal risk for each of Equity and Income Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund). International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. These include: less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in non-U.S. markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which have had and may continue to have very negative effects on the economies and securities markets of those countries.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund, Global Fund and Global Select Fund provide an efficient way for an individual

THE OAKMARK FUNDS

to participate in non-U.S. markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Non-U.S. securities are generally denominated and traded in foreign currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund's non-U.S. securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar rises compared to a foreign currency, the value of an investment traded in that currency will fall because it will be worth fewer U.S. dollars. The Funds may try to hedge the risk of loss resulting from currency exchange fluctuation; however, there can be no guarantee that any hedging activity will be undertaken or, if undertaken, be successful. Further, hedging activity may reduce the risk of loss from currency fluctuations, but also may limit or reduce the opportunity for gain. Other currency-related risks include the possible imposition of exchange control regulations and currency restrictions that would prevent cash from being brought back to the U.S.

Emerging Markets Risk (a principal risk for International Small Cap Fund). Investments in emerging markets may be considered speculative. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Debt Securities Risk (a principal risk for Equity and Income Fund). Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will generally affect its net asset value, but generally not the income it receives from debt securities it owns unless its is a variable rate obligation. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-medium and lower-grade bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more

PROSPECTUS

sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entities' debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund, European Commission or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to make payments on its obligation or to refinance outstanding debt through the issuance of additional bonds. There is no legal process for collecting sovereign debt that a government does not re-pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Government-Sponsored Entity Securities Risk (a principal risk for Equity and Income Fund). Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury.

THE OAKMARK FUNDS

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S., there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

Inflation-Indexed Securities Risk (a principal risk for Equity and Income Fund). The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

PORTFOLIO HOLDINGS DISCLOSURE

Information on the Funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information.

PROSPECTUS

MANAGEMENT OF THE FUNDS

The Oakmark Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fees reflected below are expressed as a percentage of average daily net assets. For the fiscal year ended September 30, 2013, the management fees paid by the Funds, as a percentage of average daily net assets, were:

Fund
Oakmark Fund	0.81%
Select Fund	0.88
Equity and Income Fund	0.66
Global Fund	0.97
Global Select Fund	0.96
International Fund	0.81
International Small Cap Fund	1.11

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

Fund*	Class I	Class II
Oakmark Fund	1.50%	1.75%
Select Fund	1.50	1.75
Equity and Income Fund	1.00	1.25
Global Fund	1.75	2.00
Global Select Fund	1.75	2.00
International Fund	2.00	2.25
International Small Cap Fund	2.00	2.25

*  The Adviser is entitled to recoup from any Fund class, in any fiscal year through the Funds' fiscal year ending September 30, 2018, amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit shown above.

The agreement is effective through January 31, 2015.

THE OAKMARK FUNDS

A discussion regarding the basis for the approval of the Funds' current investment advisory agreements with the Adviser by the board of trustees will be available in the Funds' semi-annual report to shareholders dated March 31, 2014.

Oakmark Fund is managed by William C. Nygren, CFA and Kevin G. Grant, CFA. Mr. Nygren joined the Adviser as an analyst in 1983 and was the Adviser's Director of Research from September 1990 to March 1998. He holds an M.S. in Finance from the University of Wisconsin—Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988. He holds an M.B.A. in Finance from Loyola University—Chicago (1991) and a B.S. in Computer Science from the University of Wisconsin—Madison (1987).

Select Fund is managed by Mr. Nygren, Anthony P. Coniaris, CFA and Thomas W. Murray. Mr. Coniaris joined the adviser as a research associate in 1999 and has been an analyst since 2003. He holds a B.A. from Wheaton College (1999) and an M.B.A. from Northwestern University (2005). Mr. Murray joined the adviser as an analyst in 2003. He has a B.A. from the University of North Carolina (1992) and an M.B.A. from Georgia State University (1996).

Equity and Income Fund is managed by Clyde S. McGregor, CFA, M. Colin Hudson, CFA, Matthew A. Logan, CFA and Edward J. Wojciechowski, CFA. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin—Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). Mr. Hudson joined the Adviser as an analyst in 2005. He holds an M.B.A. in Finance from Indiana University (1999), an M.S. in Geology from Indiana University (1995) and a B.A. in Economics from DePauw University (1992). Mr. Logan joined the Adviser as a research associate in 2006 and has been an analyst since 2009. He holds a B.S. in Business Administration from Babson College (2006). Mr. Wojciechowski joined the Adviser as an analyst and director of fixed income in 2005. He holds a B.S. in Finance and Economics from Marquette University (1995).

Global Fund is managed by Robert A. Taylor, CFA and Mr. McGregor. Mr. McGregor manages the Fund's U.S. holdings, and Mr. Taylor manages the Fund's non-U.S. holdings. Mr. Taylor joined the adviser as an international analyst in 1994. He has been the Director of International Research since 2004. He holds a B.B.A. from the University of Wisconsin—Madison (1994).

Global Select Fund is managed by Mr. Nygren and David G. Herro, CFA. Mr. Nygren manages the Fund's U.S. holdings, and Mr. Herro manages the Fund's non-U.S. holdings. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. He holds an M.A. in Economics from the University of Wisconsin—Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin—Platteville (1983).

International Fund is managed by Mr. Herro and Mr. Taylor.

International Small Cap Fund is managed by Mr. Herro and Michael L. Manelli, CFA. Mr. Manelli joined the Adviser as an international analyst in 2005. He holds a B.B.A. from the University of Iowa (2000).

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund(s) each such portfolio manager manages.

PROSPECTUS

INVESTING WITH
THE OAKMARK FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, International Small Cap Fund imposes a 2% redemption fee on redemptions of Class I Shares and Class II Shares held for 90 days or less. See "Investing with The Oakmark Funds—General Redemption Policies—90-Day Redemption Fee on Fund Shares."

ELIGIBILITY TO BUY SHARES

All Funds. Each Fund generally is available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.

Global Fund, International Fund and International Small Cap Fund. International Fund is closed to most new investors and Global Fund and International Small Cap Fund are closed to most new investors as of the close of business on October 10, 2014. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) in one of these Funds, you may continue to make additional investments in that Fund and reinvest your dividends and capital gains distributions.

Notwithstanding the closures of the Global Fund, International Fund or International Small Cap Fund, you may open a new account in one of these Funds if:

•  You purchase shares directly from the Oakmark Funds;

•  You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator;

•  You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

•  You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account;

•  You purchase through certain Intermediary sponsored fee-based programs, whereby shares are made available to that program pursuant to an agreement with the Trust, its distributor and/or Adviser; or

•  The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

In general, the Trust will look to an Intermediary to prevent a new account from being opened within an omnibus account at that Intermediary. The Trust's ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to Intermediaries may vary depending upon the

THE OAKMARK FUNDS

capabilities of those Intermediaries, applicable legal restrictions and the cooperation of those Intermediaries.

The Trust reserves the right to re-open these Funds to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your ability to purchase shares of one of these Funds, please call your Intermediary or an investor services representative at 1-800-OAKMARK.

Oakmark Units. Oakmark Units are the FST Administration Shares of the Financial Square Federal Fund. The Financial Square Federal Fund is a portfolio of the Goldman Sachs Trust. If exchanging into a Fund, the new account must have the minimum balance of $1,000 (or $500 with an Automatic Investment Plan or for Coverdell Education Savings Accounts).

For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (625-6275) or visit oakmark.com. Please read that prospectus carefully before you invest or send money. Oakmark Units are not offered or being sold through this prospectus.

TYPES OF ACCOUNTS – CLASS I SHARES

A Fund's Class I Shares are offered to members of the general public. You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Account (CESA). For detailed information on these accounts, see the Oakmark IRA Booklet and Coverdell Education Savings Booklet.

PROSPECTUS

The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan's trustee, and the plan's trustee should contact the Fund regarding the establishment of an investment relationship.

TYPES OF ACCOUNTS – CLASS II SHARES

A Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through an Intermediary. The purchase of Class II Shares is contingent upon an agreement between the Intermediary and the Fund(s). A Fund's Class II Shares pay a service fee at the annual rate of up to 0.25% of the average annual value of the Fund's Class II Shares. This service fee is paid to the Intermediary for performing services associated with the administration of a retirement plan.

If you invest in Class II Shares, the procedures by which you can purchase or redeem shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares, or contact an Oakmark investor services representative at 1-800-OAKMARK.

INVESTMENT MINIMUMS

(Applies to Class I Shares Only)

Type of Account	Initial Investment	Subsequent Investment
Regular investing account	$1,000	$100
Traditional, SEP or Roth IRA	1,000	100
SIMPLE IRA	Determined on a case by case basis	Determined on a case by case basis
Coverdell Education Savings Account (CESA)	500	100
Automatic Investment Plan or Payroll Deduction Plan	500	100

SHARE PRICE

Net Asset Value. The share price is also called the net asset value (the "NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these

THE OAKMARK FUNDS

holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed.

The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for business and you cannot purchase or redeem Fund shares.

Securities held by the Funds are generally valued at market value. Short-term debt instruments (i.e., those debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments maturing in 61 days or more from the date of valuation are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. Short-term debt instruments maturing in 60 days or less from the date of valuation are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. If these values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE.

Although fair valuation may be more commonly used with equity securities of non-U.S. issuers it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Purchase Price and Effective Date. Each purchase of a Fund's Class I Shares is made at the NAV of Class I Shares next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•  A purchase through an Intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor that is the Fund's authorized agent for the receipt of orders, is made at the NAV next determined after the Intermediary receives and accepts the order.

PROSPECTUS

•  A purchase through an Intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the Fund's transfer agent receives and accepts the order.

Each purchase of a Fund's Class II Shares through an Intermediary is made at the NAV of Class II Shares next determined after the Intermediary receives and accepts the order.

Each Fund reserves the right to reject any purchase order accepted by an Intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Share price information may be obtained by visiting the Oakmark Funds' website at oakmark.com or by calling 1-800-OAKMARK and choosing menu option 1 to access our voice recognition system.

GENERAL PURCHASING POLICIES

You may open an account and add to an account by purchasing directly from a Fund or through an Intermediary.

•  If you buy shares of a Fund through an Intermediary, the Intermediary may charge a fee for its services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase a Fund's shares directly from the Fund without the imposition of any charges other than those described in this prospectus. See "How to Buy Class I Shares."

•  Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

•  Each Fund reserves the right to cancel any purchase or exchange order it accepts.

Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading also may require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

The Funds' board of trustees has adopted policies and procedures that do not accommodate and seek to discourage excessive or short-term trading activities. These policies and procedures include, among other things: (1) monitoring trading activity to detect excessive, short-term and other abusive trading in the Funds' shares; (2) utilizing a third-party systematic fair valuation service; and (3) imposing a redemption fee on International Small Cap Fund. In addition, each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including any order from a retirement plan participant, and any order transmitted by a shareholder's or retirement plan participant's Intermediary, that

THE OAKMARK FUNDS

Fund management determines, in its sole discretion, not to be in the Fund's best interest. The Funds also reserve the right to reject or restrict all purchases received from any shareholder or Intermediary, including retirement plans, even if not all shareholders or plan participants investing through that Intermediary are involved in excessive or short-term trading.

Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through Intermediaries, some of which may be authorized agents of the Funds. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Funds.

Under a federal rule, the Funds are required to have an agreement with many of their Intermediaries obligating the Intermediaries to provide, upon a Fund's request, information regarding the Intermediaries' customers and their transactions. However, there can be no guarantee that excessive, short-term or other abusive trading activity will be detected, even with such agreements in place. The Funds may not accept purchase orders from Intermediaries who materially fail to comply with such agreements.

To the degree the Funds are able to detect excessive or short-term trading in accounts maintained by an Intermediary, the Funds will seek the cooperation of the Intermediary to stop such trading. However, there can be no assurance that the Intermediary will cooperate in all instances. Certain Intermediaries may not presently possess the operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor as requested by the Funds. Certain Intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter excessive or short-term trading upon which the Funds may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Funds. Accordingly, you should consult with your Intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

GENERAL REDEMPTION POLICIES

You may redeem your shares by contacting a Fund directly or through an Intermediary.

•  The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received, as described below under "How to Redeem Class I Shares." See "Investing with The Oakmark Funds—Share Price—Net Asset Value."

•  The Funds cannot accept a redemption request that specifies a particular redemption date or price.

•  Once a Fund receives your redemption order, you may not cancel or revoke it.

•  The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds

PROSPECTUS

may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days from the purchase date.

•  The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Redemption in Kind. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. Brokerage costs may be incurred by a shareholder who receives securities through a Redemption in Kind and desires to convert them to cash.

90-Day Redemption Fee on Certain Fund Shares. The International Small Cap Fund imposes a short-term trading fee on redemptions of its shares held for 90 days or less to discourage abusive trading and to help offset two types of costs to the Fund caused by such trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. For example, if you purchase shares on March 1, you must hold the shares for at least 91 days or until May 30; otherwise, you will be assessed the redemption fee. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either a shareholder's redemption proceeds or from a shareholder's balance in his or her account. An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

Certain Intermediaries, who utilize omnibus accounts with the Fund, have agreed to charge the Fund's redemption fee on their customers' accounts and remit such fee to the Fund. In this case, the amount of the fee and the holding period generally will be consistent with the Fund's short-term trading fee. However, due to operational requirements, an Intermediary's methods for tracking and calculating the fee may differ from those utilized by the Fund.

If approved pursuant to the policies and procedures of the Funds, the redemption fee does not apply to certain types of accounts held through Intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain asset allocation programs that rebalance their investments only infrequently; and (iii) certain omnibus accounts where the omnibus accounts holder does not have the operational capability to impose a redemption fee on its underlying customer's accounts. To be eligible for one of these exemptions, the entity seeking a waiver of the imposition of redemption fees must identify itself to and receive prior written approval from the Funds. The Funds may request additional information from the entity sufficient to enable the Funds to determine that the plan or asset-allocation

THE OAKMARK FUNDS

program is not designed to serve and/or is not serving as a vehicle for excessive, short-term or other abusive trading activity. Such additional information may include, but is not limited to, regulatory disclosures and sales literature that the entity provides to its clients about the plan or asset-allocation program and copies of policies and procedures adopted by the plan or program designed to deter excessive and short-term trading.

Redemption fees also may be waived under certain circumstances involving involuntary redemptions imposed by Intermediaries. When cooperation from an Intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the Intermediary. If you purchase Fund shares through an Intermediary, you should contact your Intermediary or refer to your plan documents for more information on whether a redemption fee will be applied to redemptions of your shares.

In addition, the Funds' procedures adopted to discourage short-term, excessive or abusive trading activities do not apply to:

•  shares acquired by automatic reinvestment of dividends or distributions of a Fund;

•  shares redeemed pursuant to a systematic withdrawal plan;

•  shares redeemed following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner;

•  shares redeemed as a result of involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund or pursuant to the requirements of the Funds' anti-money laundering policies and procedures;

•  shares redeemed to return excess contributions or in connection with required minimum distributions from retirement accounts;

•  shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets;

•  shares acquired in connection with a change in account registration; and

•  shares redeemed by a liquidity service provider under a liquidity program.

In addition to the circumstances previously noted, the Funds reserve the right to waive the redemption fee or any purchase and exchange restrictions at its sole discretion where it believes such action is in the Fund's best interests, including but not limited to when it determines that imposition of a redemption fee is not necessary to protect the Fund from the effects of abusive trading. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Funds or your Intermediary with information and records regarding your circumstance. The International Small Cap Fund reserves the right to modify or eliminate the redemption fee or redemption fee waivers at any time.

PROSPECTUS

HOW TO BUY CLASS I SHARES

For investors who purchase directly from the Funds and not through an Intermediary.

BY INTERNET

Opening an Account

•  Visit The Oakmark Funds' website at oakmark.com, choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  Your initial investment into your new account must be at least $1,000.

Adding to an Account

•  Visit The Oakmark Funds' website at oakmark.com, log in to your account and then follow the instructions.

•  Your subsequent investments must be at least $100.

BY CHECK

Opening an Account

•  Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your initial investment must be at least $1,000. A minimum investment of $500 is allowed for Coverdell Education Savings Accounts, accounts set up with an Automatic Investment Plan and accounts set up with a Payroll Deduction Plan.

•  PLEASE NOTE: The Funds do not accept cash, travelers checks, credit card convenience checks, starter checks, checks made payable to a party other than The Oakmark Funds, checks drawn on banks outside of the U.S. or purchase orders specifying a particular purchase date or price per share.

•  The Funds will withhold redemption proceeds for up to 10 days after purchase of shares by check.

Adding to an Account

•  Mail your check made payable to The Oakmark Funds with either the investment stub included as part of your confirmation or quarterly account statement or a note with the amount of the purchase, the Fund name, your account number, and the name in which your account is registered to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

THE OAKMARK FUNDS

BY WIRE TRANSFER

Opening an Account

•  Generally, you may not open an account by wire transfer

Adding to an Account

•  Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

•  Your subsequent investments must be at least $100.

BY ELECTRONIC TRANSFER

Opening an Account

•  You may open a new account by electronic transfer only by visiting oakmark.com. Choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  The maximum initial investment via oakmark.com is $100,000.

•  The Funds will withhold redemption proceeds for up to 10 days after purchase of shares by electronic transfer.

Adding to an Account

•  If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System at 1-800-OAKMARK.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. If the Oakmark account owners' names are not identical to the bank account owners' names and if there is no name in common between the Oakmark account owners and the bank account owners, a Medallion Signature Guarantee will be required.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

PROSPECTUS

BY AUTOMATIC INVESTMENT

Opening an Account

•  Choose the Automatic Investment Plan on your New Account Registration Form.

•  Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds.

•  In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

Adding to an Account

•  If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. If the Oakmark account owners' names are not identical to the bank account owners' names and if there is no name in common between the Oakmark account owners and the bank account owners, a Medallion Signature Guarantee will be required.

BY PAYROLL DEDUCTION

Opening an Account

•  Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to The Oakmark Funds and return both forms and the check for at least $500 to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your initial investment must be at least $500 and be made by check.

•  The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.

Adding to an Account

•  If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

•  Your subsequent investments must be at least $100.

•  If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

THE OAKMARK FUNDS

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units (see "Investing with The Oakmark Funds—Eligibility to Buy Shares—Oakmark Units" above).

Opening an Account

•  Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

•  Your initial investment into your new account must be at least $1,000.

•  Obtain a current prospectus for the Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account

•  Call the Funds' Voice Recognition System at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

•  The Funds may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares of International Small Cap Fund held for 90 days or less.

PROSPECTUS

BY TELEPHONE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units (see "Investing with The Oakmark Funds—Eligibility to Buy Shares—Oakmark Units" above).

Opening an Account

•  You may open a new account by telephone only by exchange of shares of another Fund or by exchange of Oakmark Units. Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

•  Your initial investment into your new account must be at least $1,000.

•  Obtain a current summary prospectus or the statutory prospectus for the Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account

•  If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System at 1-800-OAKMARK.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK. If the Oakmark account owners' names are not identical to the bank account owners' names and if there is no name in common between the Oakmark account owners and the bank account owners, a Medallion Signature Guarantee will be required.

THE OAKMARK FUNDS

HOW TO REDEEM CLASS I SHARES

For investors who redeem directly from the Funds and not through an Intermediary.

BY INTERNET

•  Visit The Oakmark Funds' website at oakmark.com, log in to your account and then follow the instructions.

IN WRITING

By mail:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

Express delivery or courier:

The Oakmark Funds
330 West 9th Street
Kansas City, MO 64105-1514
Ph: 617-483-8327

Your redemption request must:

•  identify the Fund and give your account number;

•  specify the number of shares or dollar amount to be redeemed;

•  be signed in ink by all account owners exactly as their names appear on the account registration; and

•  in some instances have a Medallion Signature Guarantee (See "How to Redeem Class I Shares—Signature Guarantee)

BY TELEPHONE

•  You may redeem shares from your account by calling the Funds' Voice Recognition System 1-800-OAKMARK.

•  A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 10 days of your purchase if you purchased the shares by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box. See "Investing with The Oakmark Funds—General Redemption Policies."

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

PROSPECTUS

BY ELECTRONIC TRANSFER

•  To redeem shares from your account by electronic transfer, call the Funds' Voice Recognition System.

•  Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the ACH system. Confirm with your bank or credit union that it is a member of ACH.

•  Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 10 days of your purchase if you purchased the shares by electronic transfer.

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.

BY EXCHANGE

•  You may redeem some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either in writing or by calling the Funds' Voice Recognition System 1-800-OAKMARK.

•  Obtain a current summary prospectus or the statutory prospectus for a Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

•  An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  The Funds may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares of International Small Cap Fund held for 90 days or less.

See also the section entitled "How to Buy Class I Shares—By Exchange."

THE OAKMARK FUNDS

BY WIRE TRANSFER

•  To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

•  The proceeds will be paid by wire transfer to your bank account.

•  The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account. Your bank also may charge an incoming wire fee.

•  Some transactions require a Medallion Signature Guarantee. See "How to Redeem Class I Shares—Signature Guarantee."

•  Payment of the proceeds will normally be wired on the next business day after receipt of your request.

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.

BY AUTOMATIC REDEMPTION

•  You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your Shareholder Services Form.

•  Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

PROSPECTUS

SIGNATURE GUARANTEE

A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  your account registration has been changed within the last 30 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner; or

•  you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

If you are requesting to add bank information to an existing Oakmark account, the Oakmark account owners' names must be IDENTICAL to the bank account owners' names. If the account owners' names are not identical, ALL Oakmark account owners must obtain a Medallion Signature Guarantee. Also, if there is no name in common between the Oakmark account owners and the bank account owners, ALL Oakmark account owners and bank account owners must obtain a Medallion Signature Guarantee.

SMALL ACCOUNT FEE POLICY

Each Fund reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs or to a retirement account.

SMALL ACCOUNT REDEMPTION

Each Fund reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

THE OAKMARK FUNDS

SHAREHOLDER SERVICES

For investors who hold shares direct with the Funds and not through an Intermediary.

CLASS I SHAREHOLDERS

If you are a holder of a Fund's Class I Shares, the following services are available to you.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of Fund shares, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Electronic Delivery of Fund Documents. You may elect to receive the Funds' prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' website (oakmark.com). To receive the Funds' documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity;

PROSPECTUS

so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

Additionally, the Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

IRA Plans. The Funds have a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account, SEP IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit The Oakmark Funds' website at oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK to request the appropriate form.

Voice Recognition System. To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Recognition System, at 1-800-OAKMARK. Please note: you must have a personal identification number (a "PIN") to access account information through 1-800-OAKMARK.

Website. To learn more about The Oakmark Funds, or to obtain a summary prospectus the statutory prospectus, account application, shareholder report, account servicing form, or each Fund's daily NAV, or to read portfolio manager commentaries visit The Oakmark Funds' website at oakmark.com. To perform transactions, establish systematic investing privileges, change your address, order duplicate statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions. You may perform many transactions—including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may

THE OAKMARK FUNDS

record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Account Address Change. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting The Oakmark Funds' website at oakmark.com and logging in to your account and following the instructions. You also may change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a Medallion Signature Guarantee, unless you request that the redemption proceeds be sent to your bank account of record with the Funds, the Funds will not honor the redemption request for the following 30 days. During that period, the Funds will require written redemption requests with Medallion Signature Guarantees.

Account Registration Change. You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "How to Redeem Class I Shares—Signature Guarantee." Please note that a new account application or other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK. The Funds may assess a processing charge for a transcript order.

CLASS II SHAREHOLDERS

If you are a holder of a Fund's Class II Shares, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

EXPENSES

"Other expenses" shown above for each Fund in the section entitled "Fees and Expenses of the Fund" includes legal and auditing fees, transfer agency expenses, shareholder report expenses, custodian fees, shareholder servicing fees and some other expenses.

PROSPECTUS

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Each Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If a dividend or capital gain distribution check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund will reinvest the dividend or distribution in additional Fund shares promptly and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional Fund shares unless you contact the Fund and request to receive distributions by check.

Annual distribution estimates may be available prior to payment and may be obtained by calling 1-800-OAKMARK (625-6275) or visiting oakmark.com.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

In general, distributions from a Traditional IRA are taxable in the year you receive them. If you withdraw from your Traditional IRA, federal income tax will be withheld at a flat rate of 10% (unless when you request your distribution you elect not to have tax withheld or you elect a different withholding amount). Withdrawals from your Roth IRA are not generally subject to tax withholding.

Exchanges. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions

THE OAKMARK FUNDS

are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 20%. The character of a capital gain as long-term or short-term depends on the length of time that the Fund held the asset it sold.

Every year, each of your Funds will send you and the Internal Revenue Service ("IRS") a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Cost Basis Reporting. The Funds are required to report to the IRS and furnish to their shareholders "cost basis" information for Fund shares acquired on or after January 1, 2012 ("covered shares") and sold on or after that date. These requirements do not apply to investments through a tax-deferred accounts, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

The Funds' default cost basis methodology will be an average cost calculation of all covered shares. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method via the Funds' website, oakmark.com, or by notifying the Funds' transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Buying Into a Distribution. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election, you may be able to

PROSPECTUS

claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

Effective July 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to any shareholder who fails to meet newly prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual; however, shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which is available on request. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

PROSPECTUS

OAKMARK FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$48.97	$37.87	$38.36	$34.55	$35.31
Income from investment operations:
Net investment income	0.42 (a)	0.36 (a)	0.34 (a)	0.24	0.29 (a)
Net gain (loss) on investments (both realized and unrealized)	12.22	11.09	(0.58)	3.80	0.39
Total from investment operations	12.64	11.45	(0.24)	4.04	0.68
Less distributions:
From net investment income	(0.38)	(0.35)	(0.25)	(0.23)	(0.45)
From capital gains	(1.50)	0.00	0.00	0.00	(0.99)
Total distributions	(1.88)	(0.35)	(0.25)	(0.23)	(1.44)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$59.73	$48.97	$37.87	$38.36	$34.55
Total return	26.75%	30.43%	-0.67%	11.74%	3.38%
Ratios/supplemental data:
Net assets, end of year ($million)	$10,409.0	$6,738.7	$4,512.5	$3,419.3	$3,144.2
Ratio of expenses to average net assets	0.95%	1.03%	1.04%	1.11%	1.23%
Ratio of net investment income to average net assets	0.78%	0.81%	0.82%	0.65%	1.06%
Portfolio turnover rate	19%	27%	18%	24%	62%
	Class II
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$48.89	$37.78	$38.32	$34.56	$35.12
Income from investment operations:
Net investment income	0.27 (a)	0.24 (a)	0.19 (a)	0.13	0.24 (a)
Net gain (loss) on investments (both realized and unrealized)	12.20	11.09	(0.59)	3.79	0.45
Total from investment operations	12.47	11.33	(0.40)	3.92	0.69
Less distributions:
From net investment income	(0.28)	(0.22)	(0.14)	(0.16)	(0.26)
From capital gains	(1.50)	0.00	0.00	0.00	(0.99)
Total distributions	(1.78)	(0.22)	(0.14)	(0.16)	(1.25)
Redemption fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$59.58	$48.89	$37.78	$38.32	$34.56
Total return	26.41%	30.11%	-1.07%	11.37%	3.22%
Ratios/supplemental data:
Net assets, end of year ($million)	$93.8	$36.1	$24.7	$9.0	$8.2
Ratio of expenses to average net assets	1.23%	1.30%	1.45%	1.42%	1.44%
Ratio of net investment income to average net assets	0.49%	0.54%	0.44%	0.34%	0.88%
Portfolio turnover rate	19%	27%	18%	24%	62%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$32.33	$25.50		$25.64		$22.68		$20.34
Income from investment operations:
Net investment income	0.04	0.04		0.04	(a)	0.06	(a)	0.11 (a)
Net gain (loss) on investments (both realized and unrealized)	8.40	6.85		(0.12)		2.97		2.48
Total from investment operations	8.44	6.89		(0.08)		3.03		2.59
Less distributions:
From net investment income	(0.03)	(0.06)		(0.06)		(0.07)		(0.25)
From capital gains	(3.00)	0.00		0.00		0.00		0.00
Total distributions	(3.03)	(0.06)		(0.06)		(0.07)		(0.25)
Redemption fees	0.00	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
Net asset value, end of year	$37.74	$32.33		$25.50		$25.64		$22.68
Total return	28.40%	27.05%		-0.34%		13.39%		13.30%
Ratios/supplemental data:
Net assets, end of year ($million)	$3,944.6	$3,029.5		$2,266.7		$2,407.8		$2,265.3
Ratio of expenses to average net assets	1.01%	1.05%		1.07%		1.08%		1.19%
Ratio of net investment income to average net assets	0.11%	0.11%		0.15%		0.22%		0.66%
Portfolio turnover rate	24%	32%		16%		25%		34%
	Class II
	Year Ended September 30,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$32.21	$25.43		$25.59		$22.70		$20.29
Income from investment operations:
Net investment income (loss)	(0.11)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)
Net gain (loss) on investments (both realized and unrealized)	8.40	6.84		(0.11)		2.97		2.49
Total from investment operations	8.29	6.78		(0.16)		2.95		2.61
Less distributions:
From net investment income	0.00	0.00		0.00		(0.06)		(0.20)
From capital gains	(3.00)	0.00		0.00		0.00		0.00
Total distributions	(3.00)	0.00		0.00		(0.06)		(0.20)
Redemption fees	0.00	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
Net asset value, end of year	$37.50	$32.21		$25.43		$25.59		$22.70
Total return	27.99%	26.66%		-0.63%		12.99%		13.34%
Ratios/supplemental data:
Net assets, end of year ($million)	$15.0	$11.8		$8.0		$8.3		$8.1
Ratio of expenses to average net assets	1.33%	1.36%		1.38%		1.39%		1.28%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.21)%		(0.16)%		(0.08)%		0.72%
Portfolio turnover rate	24%	32%		16%		25%		34%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

PROSPECTUS

OAKMARK EQUITY AND INCOME FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$29.09		$25.62	$26.03	$24.72	$25.57
Income from investment operations:
Net investment income	0.28		0.25	0.26	0.27 (a)	0.35	(a)
Net gain (loss) on investments (both realized and unrealized)	4.68		4.07	(0.45)	1.33	(0.24)
Total from investment operations	4.96		4.32	(0.19)	1.60	0.11
Less distributions:
From net investment income	(0.27)		(0.38)	(0.22)	(0.29)	(0.39)
From capital gains	(0.72)		(0.47)	0.00	0.00	(0.57)
Total distributions	(0.99)		(0.85)	(0.22)	(0.29)	(0.96)
Net asset value, end of year	$33.06		$29.09	$25.62	$26.03	$24.72
Total return	17.63%		17.19%	-0.77%	6.52%	1.02%
Ratios/supplemental data:
Net assets, end of year ($million)	$18,222.5		$17,889.0	$16,441.0	$16,993.7	$14,418.4
Ratio of expenses to average net assets	0.77%		0.78%	0.77%	0.79%	0.85%
Ratio of net investment income to average net assets	0.89%		0.84%	0.93%	1.04%	1.59%
Portfolio turnover rate	25	%(b)	29%	47%	91%	78	%(b)
	Class II
	Year Ended September 30,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$28.90		$25.45	$25.85	$24.57	$25.40
Income from investment operations:
Net investment income	0.17		0.15	0.17	0.18	0.28	(a)
Net gain (loss) on investments (both realized and unrealized)	4.66		4.05	(0.43)	1.33	(0.24)
Total from investment operations	4.83		4.20	(0.26)	1.51	0.04
Less distributions:
From net investment income	(0.18)		(0.28)	(0.14)	(0.23)	(0.30)
From capital gains	(0.72)		(0.47)	0.00	0.00	(0.57)
Total distributions	(0.90)		(0.75)	(0.14)	(0.23)	(0.87)
Net asset value, end of year	$32.83		$28.90	$25.45	$25.85	$24.57
Total return	17.23%		16.82%	-1.04%	6.17%	0.70%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,211.4		$1,288.0	$1,212.2	$1,270.1	$1,110.4
Ratio of expenses to average net assets	1.10%		1.09%	1.09%	1.12%	1.18%
Ratio of net investment income to average net assets	0.56%		0.53%	0.61%	0.71%	1.26%
Portfolio turnover rate	25	%(b)	29%	47%	91%	78	%(b)

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

THE OAKMARK FUNDS

OAKMARK GLOBAL FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013		2012	2011		2010	2009
Net asset value, beginning of year	$21.63		$18.81	$20.39		$18.94	$19.43
Income from investment operations:
Net investment income	0.21		0.20	0.16	(a)	0.10	0.11
Net gain (loss) on investments (both realized and unrealized)	8.23		2.62	(1.65)		1.49	0.13
Total from investment operations	8.44		2.82	(1.49)		1.59	0.24
Less distributions:
From net investment income	(0.37)		0.00	(0.09)		(0.14)	(0.70)
From capital gains	0.00		0.00	0.00		0.00	(0.03)
Total distributions	(0.37)		0.00	(0.09)		(0.14)	(0.73)
Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$29.70		$21.63	$18.81		$20.39	$18.94
Total return	39.55%		14.99%	-7.38%		8.43%	2.65%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,880.4		$2,062.8	$1,816.9		$2,031.8	$1,675.9
Ratio of expenses to average net assets	1.13%		1.16%	1.16%		1.15%	1.23%
Ratio of net investment income to average net assets	0.75%		0.91%	0.70%		0.53%	0.76%
Portfolio turnover rate	45	%(c)	26%	29	%(c)	37%	32%
	Class II
	Year Ended September 30,
	2013		2012	2011		2010	2009
Net asset value, beginning of year	$21.11		$18.42	$19.97		$18.58	$19.01
Income from investment operations:
Net investment income	0.03		0.11 (a)	0.06	(a)	0.00 (b)	0.07 (a)
Net gain (loss) on investments (both realized and unrealized)	8.14		2.58	(1.61)		1.48	0.14
Total from investment operations	8.17		2.69	(1.55)		1.48	0.21
Less distributions:
From net investment income	(0.30)		0.00	0.00	(b)	(0.09)	(0.61)
From capital gains	0.00		0.00	0.00		0.00	(0.03)
Total distributions	(0.30)		0.00	0.00	(b)	(0.09)	(0.64)
Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$28.98		$21.11	$18.42		$19.97	$18.58
Total return	39.11%		14.60%	-7.75%		8.02%	2.43%
Ratios/supplemental data:
Net assets, end of year ($million)	$38.9		$33.1	$36.6		$50.5	$54.4
Ratio of expenses to average net assets	1.48%		1.50%	1.55%		1.54%	1.54%
Ratio of net investment income to average net assets	0.40%		0.55%	0.27%		0.09%	0.46%
Portfolio turnover rate	45	%(c)	26%	29	%(c)	37%	32%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

PROSPECTUS

OAKMARK GLOBAL SELECT FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.65	$9.96	$10.15	$9.54	$8.23
Income from investment operations:
Net investment income	0.14	0.09	0.02	0.04	0.06
Net gain (loss) on investments (both realized and unrealized)	4.18	1.60	(0.19)	0.61	1.60
Total from investment operations	4.32	1.69	(0.17)	0.65	1.66
Less distributions:
From net investment income	(0.16)	0.00	(0.02)	(0.04)	(0.35)
From capital gains	(0.10)	0.00	0.00	0.00	0.00
Total distributions	(0.26)	0.00	(0.02)	(0.04)	(0.35)
Redemption fees	0.00	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value, end of year	$15.71	$11.65	$9.96	$10.15	$9.54
Total return	37.69%	16.97%	-1.65%	6.81%	22.24%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,159.8	$555.8	$422.0	$329.9	$266.2
Ratio of expenses to average net assets	1.15%	1.23%	1.24%	1.29%	1.43%
Ratio of net investment income to average net assets	1.01%	0.72%	0.33%	0.40%	0.88%
Portfolio turnover rate	36%	36%	49%	50%	41%

(a)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$18.79		$16.13	$18.18	$16.25	$15.71
Income from investment operations:
Net investment income	0.28		0.34 (a)	0.31 (a)	0.20 (a)	0.16 (a)
Net gain (loss) on investments (both realized and unrealized)	7.26		2.45	(2.20)	1.85	1.87
Total from investment operations	7.54		2.79	(1.89)	2.05	2.03
Less distributions:
From net investment income	(0.44)		(0.13)	(0.16)	(0.12)	(1.39)
From capital gains	0.00		0.00	0.00	0.00	(0.10)
Total distributions	(0.44)		(0.13)	(0.16)	(0.12)	(1.49)
Redemption fees	0.00		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$25.89		$18.79	$16.13	$18.18	$16.25
Total return	40.79%		17.40%	-10.54%	12.67%	17.71%
Ratios/supplemental data:
Net assets, end of year ($million)	$23,886.0		$8,993.6	$6,920.8	$5,707.4	$4,045.4
Ratio of expenses to average net assets	0.98%		1.06%	1.06%	1.08%	1.17%
Ratio of net investment income to average net assets	1.58%		1.90%	1.63%	1.21%	1.32%
Portfolio turnover rate	37	%(c)	38%	45%	51%	53%
	Class II
	Year Ended September 30,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$18.86		$16.18	$18.25	$16.38	$15.55
Income from investment operations:
Net investment income	0.27	(a)	0.27	0.24 (a)	0.14 (a)	0.14 (a)
Net gain (loss) on investments (both realized and unrealized)	7.23		2.47	(2.20)	1.86	1.96
Total from investment operations	7.50		2.74	(1.96)	2.00	2.10
Less distributions:
From net investment income	(0.38)		(0.06)	(0.11)	(0.13)	(1.17)
From capital gains	0.00		0.00	0.00	0.00	(0.10)
Total distributions	(0.38)		(0.06)	(0.11)	(0.13)	(1.27)
Redemption fees	0.00		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$25.98		$18.86	$16.18	$18.25	$16.38
Total return	40.31%		16.99%	-10.85%	12.26%	17.70%
Ratios/supplemental data:
Net assets, end of year ($million)	$386.9		$241.4	$204.0	$146.0	$107.8
Ratio of expenses to average net assets	1.34%		1.39%	1.45%	1.45%	1.32%
Ratio of net investment income to average net assets	1.20%		1.55%	1.26%	0.83%	1.15%
Portfolio turnover rate	37	%(c)	38%	45%	51%	53%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

PROSPECTUS

OAKMARK INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.06	$11.56	$13.02	$11.51	$11.36
Income from investment operations:
Net investment income	0.18	0.20	0.15 (a)	0.12 (a)	0.15 (a)
Net gain (loss) on investments (both realized and unrealized)	4.26	1.32	(1.53)	1.55	1.06
Total from investment operations	4.44	1.52	(1.38)	1.67	1.21
Less distributions:
From net investment income	(0.21)	(0.02)	(0.08)	(0.16)	(0.93)
From capital gains	0.00	0.00 (b)	0.00	0.00	(0.13)
Total distributions	(0.21)	(0.02)	(0.08)	(0.16)	(1.06)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$17.29	$13.06	$11.56	$13.02	$11.51
Total return	34.42%	13.15%	-10.72%	14.70%	16.28%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,254.1	$1,525.8	$1,328.4	$1,217.2	$768.0
Ratio of expenses to average net assets	1.35%	1.41%	1.38%	1.38%	1.54%
Ratio of net investment income to average net assets	1.23%	1.54%	1.10%	1.02%	1.77%
Portfolio turnover rate	50%	33%	46%	54%	46%
	Class II
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.98	$11.50	$12.97	$11.50	$11.33
Income from investment operations:
Net investment income	0.13 (a)	0.17 (a)	0.12 (a)	0.09 (a)	0.14 (a)
Net gain (loss) on investments (both realized and unrealized)	4.24	1.31	(1.55)	1.54	1.06
Total from investment operations	4.37	1.48	(1.43)	1.63	1.20
Less distributions:
From net investment income	(0.18)	0.00	(0.04)	(0.16)	(0.90)
From capital gains	0.00	0.00 (b)	0.00	0.00	(0.13)
Total distributions	(0.18)	0.00 (b)	(0.04)	(0.16)	(1.03)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$17.17	$12.98	$11.50	$12.97	$11.50
Total return	34.04%	12.90%	-11.09%	14.30%	16.08%
Ratios/supplemental data:
Net assets, end of year ($million)	$3.5	$2.6	$1.9	$1.4	$0.8
Ratio of expenses to average net assets	1.64%	1.69%	1.72%	1.72%	1.71%
Ratio of net investment income to average net assets	0.90%	1.34%	0.85%	0.74%	1.66%
Portfolio turnover rate	50%	33%	46%	54%	46%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

You may obtain more information about The Oakmark Funds' investments in the Funds' semi-annual and annual reports to shareholders. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Funds' performance during the last fiscal year.

You may wish to read the Statement of Additional Information for more information about The Oakmark Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of The Oakmark Funds' semi-annual and annual reports and the Statement of Additional Information, request other information, and discuss your questions about The Oakmark Funds by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You also may obtain the Funds' Statement of Additional Information and the annual, semi-annual and quarterly reports to shareholders, along with other information, free of charge, by visiting The Oakmark Funds' website at oakmark.com.

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to a household, even if more than one person in that household holds shares of the Funds. Call Oakmark at 1-800-OAKMARK if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Oakmark in writing at P.O. Box 219558, Kansas City, Missouri 64121-9558.

E-Delivery

Electronic copies of most financial reports and prospectuses are available at the Oakmark Fund's website (oakmark.com). To participate in the Funds' electronic delivery program, visit the Oakmark Fund's website for more information.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet website at www.sec.gov. You also may review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520 or by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279

HASPROS14